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                                                                   EXHIBIT 10.12

                                 LEASE AGREEMENT
                        Part One of a Two Part Agreement

1.   Parties

     This Agreement, MADE THE 22nd day of July one thousand nine hundred and ninety-four (1994) by and between PMP Whitemarsh Associates, a Pennsylvania limited partnership, with offices at 929 Valley Road, Blue Bell, Pennsylvania 19422 (hereinafter called Lessor), of the one part, and Hope Technologies, Inc., a Nevada Corporation with offices at 3701 Welsh Road, Willow Grove, Pennsylvania 19090 (hereinafter called Lessee), of the other part.

2.   Premises

3.   Term [See Rider Paragraph 35 & 36]

4.   Minimum Rent

     WITNESSETH THAT: Lessor does hereby demise and let unto Lessee all that certain lot or piece of ground containing approximately 2.74 acres, together with the buildings and improvements located thereon containing approximately 12,240 square feet located in Whitemarsh Business Campus and known as 5115 Campus Drive, Plymouth Meeting, in the County of Montgomery State of Pennsylvania, to be used and occupied as for the purpose described in Rider Paragraph 34 and for no other purpose, for the term of five (5) years beginning the 1st day of November, one thousand nine hundred and ninety-four (1994), and ending the 31st day of October, one thousand nine hundred and ninety-nine
(1999), for the minimum aggregate rental of Six Hundred Twelve Thousand & 00/100 Dollars ($612,000) lawful money of the United States of America, payable in monthly installments in advance during the said term of this lease, or any renewal hereof, in sums of Ten Thousand Two Hundred & 00/100 Dollars ($10,200) on the first day of each month, rent to begin from the first day of November 1994, the first installment to be paid at the time of occupancy by Lessee. The first rental payment to be made during the occupancy of the premises shall be adjusted to pro-rate a partial month of occupancy, if any, at the inception of this lease.

5.   Place of Payment

     All rent shall be payable without prior notice or demand at the office of Lessor, or at such other place as Lessor may from time to time designate by notice in writing.

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6.   Agency

     (b) It is hereby expressly agreed and understood that the said Tornetta Realty Corp. is acting as agent only and shall not in any event be held liable to the owner or to the Lessee for the fulfillment or non-fulfillment of any of the terms or conditions of this lease, or for any action or proceedings that may be taken by the owner against Lessee, or by Lessee against the owner.

7.   Termination of Lease [See Rider Paragraph 37]

8.   Security Deposit [See Rider Paragraph 38]

     Lessee shall deposit with Lessor the sum of Twenty Thousand Four Hundred & 00/100 Dollars to be held as security for the full and faithful performance by Lessee of Lessee's obligations under this Lease and for the payment of damages to the demised premises. If the demised premises is residential property, said security deposit is to be held by Lessor in an Escrow Fund pursuant to the terms and provisions of the Penna Act of Assembly approved December 29, 1972, Act No.
363. Except for such sum as shall be lawfully applied by Lessor to satisfy valid claims against Lessee arising from defaults under this lease or by reason of damages to the demised premises, the Security Deposit or Escrow Fund shall be returned to Lessee at the expiration of the term of this lease or any removal or extension thereof. It is understood that no part of any security deposit or Escrow Fund is to be considered as the last rental due under the terms of this lease.

9.   Special Clauses

See attached Rider for Special Clauses 34 through 62. Exhibit "A" (Description of Landlord Finish Work) and Exhibit "B" (Plan of Premises) and Exhibit "C" Architect's Plans are also attached hereto and made part hereof.

10.  Addendum

     The Lessor and Lessee agree for themselves, their respective heirs and successors and assigns to the herein described terms and also to those set forth in the addendum attached hereto, entitled "TERMS AND CONDITIONS,"(PART TWO) all of which are to be regarded as binding and as strict legal conditions.

11.  Special Clauses

See Rider Paragraph 39 or modifications to Lease Paragraphs 12 through 33.

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12.  Inability to give Possession

     If Lessor is unable to give Lessee possession of the demised premises, as herein provided, by reason of the holding over of a previous occupant, or by reason of any cause beyond the control of the Lessor, the Lessor shall not be liable in damages to the Lessee therfor, and during the period that the Lessor is unable to give possession, all rights and remedies of both parties hereunder shall be suspended, and if Lessor is unable for any reason to give possession of the demised premises within 5 days of Lessee's demand therefor following commencement of the term hereof Lessee shall have the option, by notice to Lessor, to cancel this lease agreement and receive return of any prepaid rents and security deposit in full and final settlement of any and all claims against Lessor.

13.  Additional Rent

     (a)  Damages for Default

     Lessee agrees to pay as rent in addition to the minimum rental herein reserved any and all sums which may become due by reason of the failure of Lessee to comply with all of the covenants of this lease and any and all damages, costs and expenses which the Lessor may suffer or incur by reason of any default of the Lessee or failure on his part to comply with the covenants of this lease, and each of them, and also any and all damages to the demised premises caused by any act or neglect of the Lessee.

     (b)  Taxes

     Lessee further agrees to pay as rent in addition to the minimum rental herein reserved all taxes assessed or imposed upon the demised premises and/or the building of which the demised premises is part during the term of this lease. The amount due hereunder on account of such taxes shall be apportioned for that part of the first and last calendar years covered by the term hereof.

     (c)  Fire Insurance Premiums

     Lessee further agrees to pay to Lessor as additional rent all fire insurance premiums upon the demised premises and/or the building of which the demised premises is a part.

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     (d)  Water Rent

     Lessee further agrees to pay as additional rent, all charges for water consumed upon the demised premises and all charges for repairs to the meter or meters on the premises, whether such repairs are made necessary by ordinary wear and tear, freezing, hot water, accident or other causes, immediately when the same become due.

     (e) Lessee further agrees to pay as additional rent all sewer rental or charges for use of sewers, sewage system, and sewage treatment works servicing the demised premises immediately when the same become due.

14.  Affirmative Covenants of Lessee

     Lessee covenants and agrees that he will without demand:

     (a)  Payment of Rent

     Pay the rent and all other charges herein reserved as rent at the time and at the place that the same are payable, without fail; and if Lessor shall at any time or times accept said rent or rent charges at the same shall have become delinquent, such acceptance shall not excuse delay upon subsequent occasions, or constitute or be construed as a waiver of any of Lessor's rights. Lessee agrees that any charge or payment herein reserved, included or agreed to be treated or collected as rent and/or any other charges, expenses or costs herein agreed to be paid by Lessee may be proceeded for and recovered by Lessor by legal process in the same manner as rent due and in arrears.

     (b)  Cleaning, Repairing, etc.

     Keep the demised premises clean and free from all ashes, dirt and other refuse matter; replace all glass windows, doors, etc., broken; keep all waste and drain pipes open; repair all damage to plumbing and to the premises in general; keep the same in good order and repair as they are now, reasonable wear and tear and damage by accidental fire or other insured casualty alone excepted. The Lessee agrees to surrender the demised premises in the same condition in which Lessee has herein agreed to keep the same during the continuance of this lease.

     (c)  Requirements of Public Authorities

     Comply with any requirements of any of the constituted public authorities, and with the terms of any State or Federal statute or local ordinance or regulation applicable to Lessee or his use of the demised

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premises, and save Lessor harmless from penalties, fines, costs or damages resulting from failure to do so.

     (d)  Fire

     Use every reasonable precaution against fire.

     (d)  Rules and Regulations

     Comply with rules and regulations of Lessor promulgated as hereinafter provided.

     (f)  Surrender of Possession

     Peaceably deliver up and surrender possession of the demised premises to the Lessor at the expiration or sooner termination of this lease, promptly delivering to Lessor at his office all keys for the demised premises.

     (g)  Notice of Fire, etc.

     Give to Lessor prompt written notice of any accident, fire, or damage occurring on or to the demised premises.

     (h)  Condition of Pavement

     Lessee shall be responsible for the condition of the pavement, curb, cellar doors, awnings and other erections in the pavement during the term of this lease; shall keep the pavement free from snow and ice; and shall be and hereby agrees that Lessee is solely liable for any accidents due or alleged to be due to their defective condition, or to any accumulations of snow and ice.

     (i)  Agency on Removal [Deleted]

     (j)  Indemnification

     Indemnify and save Lessor harmless from any and all loss occasioned by Lessee's breach of any of the covenants, terms and conditions of this lease, or caused by his family, guests, visitors, agents and employees.

15.  Negative-Covenants of Lessee

     Lessee covenants and agrees that he will do none of the following things without first obtaining the consent, in writing of Lessor, which consent Lessor shall not unreasonably withhold, and without providing

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Lessor with reimbursement for any expenses incurred or incidental to Lessee's proposed action.

     (a)  Use of Premises

     Occupy the demised premises in any other manner or for any other purpose than as above set forth.

     (b)  Assignment and Subletting

     Assign, mortgage or pledge this lease or under-let or sub-lease the demised premises, or any part thereof, or permit any other person, firm or corporation to occupy the demised premises, or any part thereof, nor shall any assignee or sub-lessee assign, mortgage or pledge this lease or such sub-lease, without an additional written consent by the Lessor and without such consent no such assignment, mortgage or pledge shall be valid. If the Lessee becomes embarrassed or insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Lessee or a bill in equity or other proceeding for the appointment of a receiver for the Lessee is filed, or if the real or personal property of the Lessee shall be sold or levied upon by any Sheriff, Marshal or Constable, the same shall be a violation of this covenant.

     (c)  Signs

     Place or allow to be placed any stand, booth, sign or show case upon the doorsteps, vestibules or outside walls or pavements of said premises, or paint, place, erect or cause to be painted, placed or erected any sign, projection or device on or in any part of the premises. Lessee shall remove any sign, projection or device painted, placed or erected, if permission has been granted and restore the walls, etc., to their former conditions at or prior to the expiration of this lease. In case of the breach of this covenant (in addition to all other remedies given to Lessor in case of the breach of any conditions or covenants of this lease) Lessor shall have the privilege of removing said stand, booth, sign, show case, projection or device, and restoring said walls, etc. to their former condition, and Lessee, at Lessor's option, shall be liable to Lessor for any and all expenses so incurred by Lessor.

     (d)  Alterations Improvements

     Make any alteration, improvements, or additions to the demised premises. All alterations, improvements, additions or fixtures, whether installed before or after the execution of this lease shall remain upon the premises at the expiration or sooner determination of this lease and

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become the property of Lessor, unless Lessor shall, prior to the determination of the lease, have given written notice to Lessee to remove the same, in which event Lessee will remove such alterations, improvements and additions and restore the premises to the same good order and condition in which they now are. Should Lessee fail so to do, Lessor may do so, collecting, at Lessor's option, the cost and expense thereof from Lessee as additional rent.

     (e)  Machinery

     Use or operate any machinery that, in Lessor's opinion, is harmful to the building or disturbing to other tenants occupying other parts thereof.

     (f)  Weights

     Place any weights in any portion of the demised premises beyond the safe carrying capacity of the structure.

     (g)  Fire Insurance

     Do or suffer to be done, any act, matter or thing objectionable to the fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter to be placed on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date of execution of this lease, or employ any person or persons objectionable to the fire insurance companies or carry or have any benzine or explosive matter of any kind in and about the demised premises. In case of a breach of this covenant (in addition to all other remedies given to Lessor in case of the breach or any of the conditions or covenants of this lease) Lessee agrees to pay to Lessor as additional rent any and all increase or increases of premiums on insurance carried by Lessor on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, caused in any way by the occupancy of Lessee.

     (h)  Removal of Goods

     Remove, attempt to remove or manifest an intention to remove Lessee's goods or property from or out of the demised premises otherwise than in the ordinary and usual course of business, without having first paid and satisfied Lessor for all rent which may become due during the entire term of this lease.

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     (i)  Vacate Premises

     Vacate or desert said premises during the term of this lease, or permit the same to be empty and unoccupied.

16.  Lessor's Rights

     Lessee covenants and agrees that Lessor shall have the right to do the following things and matters in and about the demised premises:

     (a)  Inspection of Premises

     At all reasonable times by himself or his duly authorized agents to go upon and inspect the demised premises and every part thereof, and/or at his option to make repairs, alterations and additions to the demised premises or the building of which the demised premises is a part.

     (b)  Rules and Regulations

     At any time or times and from time to time make such reasonable rules and regulations as may be necessary or desirable for the safety, care, and cleanliness of the demised premises and/or of the building of which the demised premises is a part and of real and personal property contained therein and for the preservation of good order. Such rules and regulations shall, when communicated in writing to Lessee, form a part of this lease.

     (c)  Sale or Rent Sign Prospective Purchasers or Tenants

     To display a "For Sale" sign at any time, and also, after notice from either party of intention to determine this lease, or at any time within three months prior to the expiration of this lease, a "For Rent" sign, or both "For Rent" and "For Sale" signs; and all of said signs shall be placed upon such part of the premises as Lessor may elect and may contain such matter as Lessor shall require. Persons authorized by Lessor may inspect the premises at reasonable hours during the said periods.

     (d)  Discontinue Facilities and Service

     Lessor may discontinue at any time, any or all facilities being furnished and services rendered by Lessor not expressly covenanted for herein or required to be furnished or rendered by law; it being understood that they constitute no part of the consideration of this lease.

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17.  Responsibility of Lessee

     (a) Lessee agrees to relieve and hereby relieves the Lessor from all liability by reason of injury or damage to any person or property in the demised premises, whether belonging to the Lessee or any other person caused by any fire, breakage, or leakage in any part or portion of the building of which the demised premises is a part or from water, rain or snow that may leak into, issue or flow from any part of the said premises, or of the building of which the demised premises is a part, from the drains, pipes, or plumbing work of the same, or from any place or quarter, unless such breakage, leakage, injury or damage be caused by or result from the negligence of Lessor or its servants or agents.

     (b) Lessee also agrees to relieve and hereby relieves Lessor from all liability by reason of any damage or injury to any property or to Lessee or Lessee's guests, servants or employees which may arise from or be due to the use, misuse or abuse of all or any of the elevators, hatches, openings, stairways, hallways of any kind whatsoever which may exist or hereafter be erected or constructed on the said premises or the sidewalks surrounding the building of which may arise from defective construction, failure of water supply, light, power, electric wiring, plumbing or machinery, wind, lightning, storm or other cause whatsoever on the said premises or the building of which the demised premises is a part, unless such damage, injury, use, misuse or abuse be caused by or result from the negligence of Lessor, its servants or agents.

18.  Responsibility of Lessor

     (a)  Total Destruction of Premises

     In the event the demised premises are totally destroyed or so damaged by fire or other casualty that, in the opinion of a licensed architect retained by Lessor, the same cannot be repaired and restored within ninety days from the happening of such injury this lease shall absolutely cease and determine, and the rent shall abate for the balance of the term.

     (b)  Partial Destruction of the Premises

     If the damage be only partial and such that the premises can be restored, in the opinion of a licensed architect retained by Lessor, to approximately their former condition within ninety days from the date of the casualty loss Lessor may, at Lessor's option, restore the same with reasonable promptness, reserving the right to enter upon the demised premises for that purpose. Lessor also reserves the right to enter upon the demised premises whenever necessary to repair damage caused by fire or other casualty to the building of which the demised premises is a part, even though the effect of such entry be to render the demised premises or a part thereof untenantable. In either event, the rent shall be apportioned and suspended during the time Lessor is in possession, taking into account the proportion of the demised premises rendered untenantable and the duration of Lessor's possession. If a dispute arises as to the amount of rent due under this clause, Lessee agrees to pay the full amount claimed by Lessor, but Lessee shall have the right to proceed by law to recover the excess payment, if any.

     (c)  Repairs by Lessor

     Lessor shall make such election to repair the premises or terminate this lease by giving notice thereof to Lessee at the leased premises within thirty days from the day Lessor received notice that the demised premises had been destroyed or damaged by fire or other casualty.

     (d)  Damage for Interruption of Use

     Except to the extent hereinbefore provided, Lessor shall not be liable for any damage, compensation, or claim by reason of the necessity of repairing any portion of the building, the interruption in the use of the premises, any inconvenience or annoyance arising as a result of such repairs or interruption, or the termination of this lease by reason of damage to or destruction of the premises.

     (e)  Representation of Condition of Premises

     Lessor has let the demised premises in their present "as is" condition and without any representations, other than those specifically endorsed hereon by Lessor, through its officers, employees, servants and/or agents. It is understood and agreed that Lessor is under no duty to make repairs, alterations, or decorations at the inception of this lease or at any time thereafter unless such duty of Lessor shall be set forth in writing endorsed herein.

     (f)  Zoning

     It is understood and agreed that the Lessor hereof does not warrant or undertake that the Lessee shall be able to obtain a permit under any Zoning, Ordinance or Regulation for such use as Lessee intends to make of the said premises, and nothing in this lease contained shall obligate the Lessor to assist Lessee in obtaining said permit; the Lessee further agrees that in the event a permit cannot be obtained by Lessee under any Zoning Ordinance or Regulation, this lease shall not terminate without Lessor's consent, and the Lessee shall use the premises only in a manner permitted under such Zoning Ordinance or Regulation.

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19.  Miscellaneous Agreements and Conditions

     (a)  Effects of Repairs of Rental

     No contract entered into or that may be subsequently entered into by Lessor with Lessee, relative to any alterations, additions, improvements or repairs, nor the failure of Lessor to make such alterations, additions, improvements or repairs shall in any way affect the payment of the rent or other said charges at the time specified in this lease, except to the extent and in the manner hereinbefore provided.

     (b)  Waiver of Custom

     It is hereby covenanted and agreed, any law, usage or custom to the contrary notwithstanding, the Lessor shall have the right at all times to enforce the covenants and provisions of this lease in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of the Lessor in refraining from doing so at any time or times; and further, that the failure of Lessor at any time or times to enforce his rights under said covenants and provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner to the specific terms, provisions and covenants of this lease or as having in any way or manner modified the same.

     (c)  Conduct of Lessee

     This lease is granted upon the express condition that Lessee and/or the occupants of the premises herein leased shall not conduct themselves in a manner which is improper or objectionable, and if at any time during the term of this lease or any extension or continuation thereof Lessee or any occupier of the said premises shall have conducted himself in a manner which is improper or objectionable, Lessee shall be taken to have broken the covenants and conditions of this lease.

     (d)  Failure of Lessee to Repair

     In the event of the failure of Lessee promptly to perform the covenants of
Section 14(b) hereof, Lessor may go upon the demised premises and perform such covenants, the cost thereof, at the sole option of Lessor, to be charged to Lessee as additional and delinquent rent.

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     (e)  Waiver of Subrogation

     Lessor and Lessee hereby agree that all insurance policies which each of them shall carry to insure the demised premises and the contents therein against casualty loss, and all liability policies which they shall carry pertaining to the use and occupancy of the demised premises shall contain waivers of the right of subrogation against Lessor and Lessee herein, their heirs, administrators, successors, and assigns.

     (f)  Security Interest

     Lessee hereby grants to Lessor a security interest under the Uniform Commercial Code in all of Lessee's goods and property in, on, or about the demised premises. Said security interest shall secure unto Lessor the payment of all rent (and charges collectible or reserved as rent) hereunder which shall become due under the provisions of this lease. Lessee hereby agrees to execute, upon request of Lessor, such financing statements as required under the provisions of the said Uniform Commercial Code to perfect a security interest in Lessee's said goods and property.

20.  Remedies of Lessor

     If the Lessee

     (a) Does not pay in full when due any and all installments of rent and/or any other charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any other charge, expense, or cost herein agreed to be paid by the Lessee; or

     (b) Violates or fails to perform or otherwise breaks any covenant or agreement herein contained; or

     (c) Vacates the demised premises or removes or attempts to remove or manifests an intention to remove any goods or property therefrom otherwise than in the ordinary and usual course of business without having first paid and satisfied the Lessor in full for all rent and other charges then due or that may thereafter become due until the expiration of the then current term above mentioned; or

     (d) Becomes embarrassed or insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against Lessee or a complaint in equity or other proceedings for the appointment of a receiver for Lessee is filed, or if proceedings for reorganization or for composition with creditors under any State or Federal law be instituted by or against Lessee, or if the real or personal property of Lessee shall be levied upon or sold, or if for any other reason Lessor shall, in good faith, believe that Lessee's ability to comply with the covenants of this lease, including the prompt payment of rent hereunder, is or may become impaired;

     thereupon:

     (1) The whole balance of rent and other charges, payments, costs and expenses herein agreed to be paid by Lessee, or any part thereof, and also all costs and officers' commissions including watchmen's wages shall be taken to be due and payable and in arrears as if by the terms and provisions of this lease said balance of rent and other charges, payment, taxes, costs and expenses were on that date, payable in advance. Further, if this lease or any part thereof is assigned, or if the premises, or any part thereof is sub-let, Lessee hereby irrevocably constitutes and appoints Lessor as Lessee's agent to collect the rents due from such assignee or sub-lessee and apply the same to the rent due hereunder without any way affecting Lessee's obligation to pay any unpaid balance of rent due hereunder; or

     (2) At the option of Lessor, this lease and the terms hereby created shall determine and become absolutely void without any right on the part of Lessee to reinstate this lease by payment of any sum due or by other performance of any condition, term, or covenant broken; whereupon, Lessor shall be entitled to recover damages for such breach in an amount equal to the amount of rent reserved for the balance of the term of this lease, less the fair rental value of the said demised premises for the remainder of the lease term.

21.  Further Remedies of Lessor

     In the event of any default as above set forth in Section 20, Lessor, or anyone acting on Lessor's behalf, at Lessor's option:

     (a) May let said premises or any part or parts thereof to such person or persons as may, in Lessor's discretion, be best; and Lessee shall be liable for any loss of rent for the balance of the then current term. Any such re-entry or re-letting by Lessor under the terms hereof shall be without prejudice to Lessor's claim for actual damages, and shall under no circumstances, release Lessee from liability for such damages arising out of the breach of any of the covenants, terms and conditions of this lease.

     (b) May proceed as a secured party under the provisions of the Uniform Commercial Code against the goods in which Lessor has been granted a security interest pursuant to Section 19(f) hereof; and

     (c) May have and exercise any and all other rights and/or remedies, granted or allowed landlords by any existing or future Statute, Act of Assembly, or other law of this state in cases where a landlord seeks to enforce rights arising under a lease agreement against a tenant who has defaulted or otherwise breached the terms of such lease agreement; subject, however, to all of the rights granted or created by any such Statute, Act of Assembly, or other law of this state existing for the protection and benefit of tenants; and

     (d) May have and exercise any and all other rights and remedies contained in this lease agreement, including the rights and remedies provided by Section 22 and 23 hereof.

22.  Confession of Judgment for Money

     Lessee covenants and agrees that if the rent and/or any charges reserved in this lease as rent (including all accelerations of rent permissible under the provisions of this lease) shall remain unpaid five (5) days after the same is required to be paid, then and in that event, Lessor may cause Judgment to be entered against Lessee, and for that purpose Lessee hereby authorizes and empowers Lessor or any Prothonotary, Clerk of Court or Attorney of any Court of Record to appear for and confess judgment against Lessee and agrees that Lessor may commence an action pursuant to Pennsylvania Rules of Civil Procedure No. 2950 et seq. for the recovery from Lessee of all rent hereunder (including all accelerations of rent permissible under the provisions of this lease) and/or for all charges reserved hereunder as rent, as well as for interest and costs and Attorney's commission, for which authorization to confess judgment, this lease or a true and correct copy thereof, shall be sufficient warrant. Such Judgment may be confessed against Lessee for the amount of rent in arrears (including all accelerations of rent permissible under the provisions of this lease) and/or for all charges reserved hereunder as rent, as well as rent for interest and costs; together with an attorney's commission of five percent (5%) of the full amount of Lessor's claim against Lessee. Neither the right to institute an action pursuant to Pennsylvania Rules of Civil Procedure No. 2950 et seq. nor the authority to confess judgment granted herein shall be exhausted by one or more exercises thereof, but successive complaints may be filed and successive judgments may be entered for the aforedescribed sums five days or more after they become due as well as after the expiration of the original term and/or during or after expiration of any extension or renewal of this lease.

23.  Confession of Judgment for Possession of Real Property

     Lessee covenants and agrees that if this lease shall be terminated (either because of condition broken during the term of this lease or any renewal or extension thereof and/or when the term hereby created or any extension shall have expired) then, and in that event, Lessor may cause a judgment in ejectment to be entered against Lessee for possession of the demised premises, and for that purpose Lessee hereby authorizes and empowers any Prothonotary, Clerk of Court or Attorney of any Court of Record to appear for Lessee and to confess judgment against Lessee in Ejectment for possession of the herein demised premises, and agrees that Lessor may commence an action pursuant to Pennsylvania Rules of Procedure No. 2970 et seq. for the entry of an order in Ejectment for the possession of real property and Lessee further agrees that a Writ of Possession pursuant thereto may issue forthwith, for which authorization to confess judgment and for the issuance of a writ or writs of possession pursuant thereto, this lease, or a true and correct copy thereof, shall be sufficient warrant. Lessee further covenants and agrees, that if for any reason whatsoever, after said action shall have commenced the action shall be terminated and the possession of the premises demised hereunder shall remain in or be restored to Lessee, Lessor shall have the right upon any subsequent default or defaults, or upon the termination of this lease as above set forth to commence successive actions for possession of real property and to cause the entry of successive judgments by confession in Ejectment for possession of the premises demised hereunder.

24.  Affidavit of Default

     In any procedure or action to enter Judgment by Confession for Money pursuant to Section 22 hereof, or to enter Judgment by Confession in Ejectment for possession of real property pursuant to Section 23 hereof, if Lessor shall first cause to be filed in such action an affidavit or averment of the facts constituting the default or occurrence of the condition precedent, or event, the happening of which default, occurrence, or event authorizes and empowers Lessor to cause the entry of judgment by confession, such affidavit or averment shall be conclusive evidence of such facts, defaults, occurrences, conditions precedent, or events; and if a true copy of this lease (and of the truth of which such affidavit or averment shall be sufficient evidence) be filed in such procedure or action, it shall not be necessary to file the original as a Warrant of Attorney, any rule of court, custom, or practice to the contrary notwithstanding.

25.  Waivers by Lessee of Errors, Right of Appeal, Stay, Exemption, Inquisition

     Lessee hereby releases to Lessor and to any and all attorneys who may appear for Lessee all errors in any procedure or action to enter Judgment by Confession by virtue of the warrants of attorney contained in this lease, and all liability therefor. Lessee further authorizes the Prothonotary or any Clerk of Record to issue a Writ of Execution or other process, and further agrees that real estate may be sold on Writ of Execution or other process. If proceedings shall be commenced to recover possession of the demised premises either at the end of the term or sooner termination of this lease, or for non-payment of rent or for any other reason, Lessee specifically waives the right to the three (3) months notice to quit and/or the fifteen (15) days notice to quit required by the Act of April 6, 1951, P.L. 69, as amended, and agrees that five (5) days notice shall be sufficient in either or any such case.

26.  Right of Assignee of Lessor

     The right to enter judgment against Lessee by confession and to enforce all of the other provisions of this lease herein provided for may at the option of any assignee of this lease, be exercised by any assignee of the Lessor's right, title and interest in this lease in his, her, or their own name, any statute, rule of court, custom, or practice to the contrary notwithstanding.

27.  Remedies Cumulative

     All of the remedies hereinbefore given to Lessor and all rights and remedies given to it by law and equity shall be cumulative and concurrent. No determination of this lease or the taking or recovering possession of the premises shall deprive Lessor of any of its remedies or actions against the Lessee for rent due at the time or which, under the terms hereof would in the future become due as if there had been no determination, nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the premises.

28.  Condemnation

     In the event that the premises demised herein, or any part thereof, is taken or condemned for a public or quasi-public use, this lease shall as to the part so taken, terminate as of the date title shall vest in the condemnor, and rent shall abate in proportion to the square feet of leased space taken or condemned or shall cease if the entire premises be so taken. In either event, the Lessee waives all claims against the Lessor by reason of the complete or partial taking of the demised premises.

29.  Subordination

     This Agreement of Lease and all its terms, covenants and provisions are and each of them is subject and subordinate to any lease or other arrangement or right to possession, under which the Lessor is in Control of the demised premises, to the rights of the owner or owners of the demised premises and of the land or buildings of which the demised premises are a part, to all rights of the Lessor's landlord and to any and all mortgages and other encumbrances now or hereafter placed upon the demised premises or upon the land and/or the buildings containing the same; and Lessee expressly agrees that if Lessor's tenancy, control, or right to possession shall terminate either by expiration, forfeiture or otherwise, then this lease shall thereupon immediately terminate and the Lessee shall, thereupon, give immediate possession; and Lessee hereby waives any and all claims for damages or otherwise by reason of such termination as aforesaid.

30.  Notices

     All notices must be given by certified mail, return receipt requested.

31.  Lease Contains all Agreements

     It is expressly understood and agreed by and between the parties hereto that this lease and the riders attached hereto and forming a part hereof set forth all the promises, agreements, conditions and understandings between Lessor or his Agent and Lessee relative to the demised premises, and that there are no promises, agreements, conditions or understanding, either oral or written, between them other than herein set forth. It is further understood and agree that, except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them.

32.  Heirs and Assignees

     All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors and assigns of said parties; and if there shall be more than one Lessee, they shall be all bound jointly and severally by the terms, covenants and agreements herein, and the word "Lessee" shall be deemed and taken to mean each and every person or party mentioned as a Lessee herein, be the same one or more; and if there shall be more than one Lessee, any notice required or permitted by the terms of this lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The words "his" and "him" wherever stated herein, shall be deemed to refer to the "Lessor" or "Lessee" whether such Lessor or Lessee be singular or plural and irrespective of gender. No rights, however, shall inure to the benefit of any assignee of Lessee unless the assignment to such assignee has been approved by Lessor in writing as aforesaid.

33.  Headings no part of lease

     Any headings preceding the text of the several paragraphs and sub-paragraphs hereof are inserted solely for convenience or reference and shall not constitute a part of this lease nor shall they affect its meaning, construction or effect.

     In Witness Whereof, the parties hereto have executed these presents the day and year first above written, and intend to be legally bound thereby.

[Seal of Hope Technologies]

SEALED AND DELIVERED IN THE             Hope Technologies, Inc.
PRESCENCE OF:


/s/ Susan M. Gustafson                  By: /s/ James A. Elsner
--------------------------                  -----------------------------------
                                            Name: James A. Elsner
                                            Title: President & CEO


                                                      PMP Whitemarsh Associates


                                        By: /s/ Charles F. Murphy
                                            -----------------------------------
                                            Name: Charles F. Murphy
                                            Title: General Partner

                                 [Letterhead of
                                 JOHN R. BETTS,
                              Architect & Planner]

                                  [EXHIBIT "A"]
                                                                     Page 1 of 2

          1. Remove existing computer room partitions, flooring, and ceiling. Remove HVAC systems as required and prep. Interior for new drywall and partitions.

          2. Install new partitions and doors as indicated on floor plans. Install new drywall, finish spackle, sand, and paint all walls, one color.

          3. Install new drop ceiling, 2x4 fissured minaboard, as indicated on plan. 2x2 "Shadowline" ceiling installed in specific areas as noted.

          4. Install 2x2 and 2x4 layin fixtures as indicated on Electrical Plan. Install duplex outlets as indicated on plans. Install back boxes, only, for telephone and computer connections, wiring provided by tenant, as located on plans by tenant. Install new emergency lighting as required. Install 480/150 KVA booster and disconnects as shown on plans for tenant's equipment, tenant to provide equipment wiring.

          5. Install HVAC system as required to provide five adequate zones as shown on plans.

          6. Revise existing plumbing as shown on plans. Install two fiberglass slop sinks in dry areas as noted. Install three stainless steel kitchen type sinks on Formica counters and base cabinets, $1000.00 top and base cabinet allowance. Cap unused drain and feed lines below floor level and patch floor.

          7. Install commercial grade carpet in areas indicated on finish schedule, upgrade for executive office and conference area. Install commercial grade vinyl tile in areas indicated, and provide epoxy painted floor as noted on finish schedule.

          8.   Install new rubber roof, coping, and HVAC curbs as required.

          9. Modify sprinkler system for code compliance and for dry room clearance as per plan.

          10. Provide new paving wear course in all existing parking areas, and re-stripe both upper parking lots as per local code.

          11. Remove and replaced damaged front concrete steps, provide handicapped access as required.

          12. Provide general cleaning of both the exterior and interior of the building. Landscaping to be re-done as required for appearance.

                                   EXCLUSIONS

          1. Additional wiring and or connections to be tenants responsibility.

          2. Additional plumbing and or connections to be tenants responsibility.

          3. Security systems and related hardware are to be tenants responsibility.

          4. Window treatments above and beyond existing shall be tenants responsibility.

          5. Tenant shall be responsible for patching floor slab or walls disturbed by installations of his equipment.

          6. Any installations not included on plans or in the scope of work shall be tenant responsibility.

                                    Exhibit B

                                  [Floor Plan]

     ADDENDUM to Lease Agreement dated July 22, 1994, by and between PMP Whitemarsh Associates, a Pennsylvania limited partnership ("Lessor"), and Hope Technologies, Inc., a Nevada corporation ("Lessee"), for that certain premises located at 5115 Campus Drive, Plymouth Meeting, Pennsylvania 19462.

     In the event of any conflict between the provisions of this Addendum and the printed provisions of the Lease, the provisions of this Addendum shall control and shall be given full force and effect without regard to any conflicting or contrary printed provisions.

34. Lessee shall be permitted to use the demised premises as administrative and executive offices, as a laboratory for industrial research and development, as a pilot production facility for advanced rechargeable batteries and for all other lawful uses and purposes permitted under the Zoning Code of Whitemarsh Township and all other applicable laws and regulations and subject to the restrictions, if any, imposed by the Whitemarsh Business Campus.

35. Lessee shall have the right and option to terminate the Lease effective as of October 31, 1997. Such termination right shall be exercised by Lessee giving written notice of termination to Lessor on or before April 30, 1997, which notice must be accompanied by a termination payment equal to One Hundred Fifty Thousand & 00/100 Dollars ($150,000.00) for the notice to be effective. In the event that Lessee shall be in default in the payment of rent or any other charge or payment herein reserved at the time of Lessee's exercise of the termination right, Lessee's notice of termination also must be accompanied by payment of all amounts then in arrears for the notice to be effective. Lessee also shall pay to Lessor as and when due all installments of rent and other charges or payments herein reserved until the effective date of termination of the Lease. Should Lessee properly exercise its termination right, Lessee and Lessor agree to execute a Termination of Lease Agreement setting forth the terms and conditions of said termination.

36. Lessee shall have the right and option to renew the term of the Lease for a period of five (5) years commencing on November l, 1999, and ending on October 31, 2004, on the same terms and conditions as are in effect immediately prior to the expiration of said initial term, except for adjustment of the minimum annual rent, which will increase during the option period as follows:

 OPTION       ANNUAL       MONTHLY
 PERIOD       RENTAL        RENTAL
---------   -----------   ----------

6th Year    $126,072.00   $10,506.00

7th Year    $129,852.00   $10,821.00

8th Year    $133,752.00   $11,146.00

9th Year    $137,760.00   $11,480.00

10th Year   $141,900.00   $11,825.00

          In order to exercise said renewal option, Lessee must:

               (a) Give Lessor written notice on or before April 30, 1999, of Lessee's election to renew for the renewal term; and

               (b) Not have received more than five written notices of default from Lessor prior to the time of Lessee's exercise of its renewal option; not be in default at the time said option is exercised; and not be in default between the time said option is exercised and the start of the renewal term.

     It is further agreed and understood that in the event that Lessee properly exercises its renewal right, Paragraph 35 of this Rider automatically shall become null and void and of no further effect.

37. The Lease shall expire absolutely and without notice on the last day of the term, unless renewed pursuant to Paragraph 36 of this Rider, provided that if Lessee, with the prior written consent of Lessor, retains possession of the demised premises or any part thereof after the termination of the Lease by expiration of the term or otherwise, a month-to-month tenancy shall be deemed to exist, and Lessee shall continue to pay the minimum rent and other charges or payments herein reserved. If such holding over exists without Lessor's prior written consent, Lessee shall pay Lessor, as partial compensation for such unlawful retention, an amount calculated on a per diem basis for each day of such continued unlawful retention, equal to two (2) times the minimum rent for the time Lessee thus remains in possession. Such payments for unlawful retention shall not limit any rights or remedies of Lessor resulting by reason of the wrongful holding over by Lessee or create any right in Lessee to continue in possession of the demised premises.

38. Lessee shall deposit with Lessor upon execution of this Lease by Lessor the sum of Ten Thousand Two Hundred & 00/100 ($10,200.00) to be held by Lessor as security as provided in Paragraph 8 of the Lease. Lessee shall deposit with Lessor upon commencement of Lessee's occupancy of the demised premises the further sum of Ten Thousand Two Hundred & 00/100 ($10,200.00) to be held by Lessor as additional security. All such sums shall be deposited by Lessor in an interest bearing account, with all accrued interest to follow principal. Upon execution of the Lease, Lessee shall deliver to Lessor or Lessor's Agent a Form W-9 as required by the Internal Review Service. If Lessee fails to provide Lessor with a Form W-9, Lessor shall be permitted to deposit Lessee's security deposit in a non-interest bearing account.

39. Lease Paragraphs 12 through 33 shall be modified as follows: 13(a): Add at the end of Paragraph 13(a): ", except for reasonable wear and tear and damage by fire and other insured casualty."

19(c): Delete from Paragraph 19(c) the words "improper or objectionable" and substitute the words "in conformity with the uses permitted under Paragraph 34 of the Rider" in lieu thereof.

19(e): Add at the beginning of Paragraph 19(e): "Lessor and Lessee hereby release the other from any and all liability or responsibility to the other or any one claiming through or under them by way of subrogation or otherwise for any loss or damage to property covered by any insurance then in force, even if such fire or other casualty shall have been caused by default or neglect of the other party or anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only to the extent of and with respect to any loss or damage occurring during such time as such policy or policies of insurance covering said loss shall contain a clause or endorsement to the effect that this release shall not adversely impair said insurance or prejudice the right of the insured to recover thereunder." In addition, delete from Paragraph 19(e) the words "and all liability policies."

19(f): Add at the end of Paragraph 19(f): "Notwithstanding the foregoing, the security interest granted to Lessor shall be subject and subordinate to any security interest now or hereafter granted by Lessee in Lessee's goods and property in, on or about the demised premises to the extent that such security interest is granted by Lessee either to (a) a person financing (by purchase or lease) any furniture, fixtures, equipment or other personal property of Lessee within the demised premises or (b) any commercial banking institution or other person who provides to Lessee a primary credit facility in connection with Lessee's business activities. In addition, Lessor shall, from time to time upon request of Lessee, execute and deliver to the persons described in clauses (a) and (b) above, a Subordination of Landlord's Lien Agreement in such form as reasonably shall be requested by such persons."

20(a): Add at the end of Paragraph 20(a): "and such failure continues for more than five (5) days following written notice from Lessor to Lessee."

     20(b): Add at the end of Paragraph 20(b): "and such violation or failure continues for more than fifteen (15) days following written notice from Lessor to Lessee or such longer period as may reasonably be required if the violation or failure is not capable of cure within said fifteen (15) day period and within said fifteen (15) day period Lessee commences and diligently prosecutes to completion a cure of the violation or failure."

     20(1) & (2): Modify Paragraph 20, clauses (1) and (2) to provide that Lessor shall only be entitled to recover from Lessee all rents and other charges or payments herein reserved that become due prior to the date of termination of Lessee's right of possession under the Lease, together with the net present value of (a) all rent and (b) other charges and payments reserved under the Lease (as reasonably estimated by Lessor) for the balance and remainder of the term thereof.

     25: Delete the words "five (5) days' notice" and substitute the words "notice periods specified in the Lease" in lieu thereof.

     29: Add at the end of Paragraph 29: "Notwithstanding the foregoing, Lessor shall use commercially reasonable efforts to obtain from all persons now holding a mortgage or other encumbrance upon the demised premises a Non-Disturbance Agreement in form reasonably acceptable to such persons. Lessee's agreement to subordinate its rights under the Lease to persons hereafter acquiring a mortgage or other encumbrance upon the demised premises is conditioned upon Lessee receiving a Non-Disturbance Agreement from such persons in form reasonably acceptable to such persons."

40. Lessee agrees to pay immediately to Lessor a late charge of four (4%) percent of the gross monthly rental for rents not received by Lessor within ten
(10) days of the due date. All rents are due on the first business day of each month. A charge of $50.00 is applicable for any checks returned from the bank, for whatever reason.

     If Lessee shall fail to pay when the same is due and payable any rent or any additional rent or amounts or charges, then such unpaid amounts shall bear interest from the due date thereof to the date of payment at the prime rate announced from time to time by CoreStates Bank, N.A. plus 3% ("Lease Interest Rate").

41. It is understood and agreed that Lessee is not responsible for any commission payable to Tornetta Realty Corp. or EBI Commercial. Lessee represents and warrants that it has not dealt with any broker or agent in negotiations for or the obtaining of the Lease, other than Tornetta Realty Corp. and EBI Commercial, and agrees to indemnify, defend and hold Lessor harmless from any and all cost or liability for compensation claimed by any such broker or agent, other then Tornetta Realty Corp. and EBI Commercial employed by it or claiming to have been engaged by it.

42. Lessee agrees to pay as additional rent, in addition to the minimum rental hereon reserved, all taxes due and payable, assessed or imposed upon the demised premises during the term of the Lease, renewals or extensions thereof.

     Lessor shall submit to Lessee a copy of the tax bill authorized and prepared by the tax authorities, as well as a bill prepared by Lessor as to Lessee's amount of taxes due. Lessee shall at all times be responsible for and shall pay before delinquency all municipal, county, state or federal taxes assessed against any leasehold interest or any personal property of any kind owned, installed or used by Lessee, as well as all rent, occupancy, transportation, utility, use, amusement or vending machine taxes, now or hereafter imposed. Said taxes shall be paid by Lessee to Lessor at least one (1) month before the expiration of the net payment period of said taxes and before penalties are assessed. The amount due hereunder on account of such taxes shall be apportioned for that part of the first and last fiscal years covered by the term hereof of the county, township, and school real estate taxes. Lessee shall reimburse Lessor for Lessee's proportionate share of any prepaid taxes for the first fiscal tax year covered by the term hereof upon occupancy of the demised premises by Lessee. Lessor shall reimburse Lessee for Lessor's proportionate share of any prepaid taxes for the last fiscal tax year covered by the term hereof upon expiration of the term of the Lease.

     In the event Lessee desires to take advantage of any early payment discount, then said tax payment shall be paid by Lessee to Lessor at least thirty (30) days before the expiration of any discount period. A bill submitted by Lessor to Lessee shall be conclusive evidence of the amount of taxes due and payable, assessed or levied, as well as the items taxed.

43. Lessor shall maintain during the entire term hereof, at Lessee's cost and expense, a fire and extended coverage insurance policy with respect to the demised premises. Such insurance shall be an All Risk Replacement Cost Policy which shall include as a minimum eighty (80%) percent of the replacement cost of the building, including any remodelization work, and cover as a minimum Fire, Extended Coverage, Vandalism and Malicious Mischief, Sprinkler, Rent, Sign and Boiler. Lessee agrees to pay as additional rent, in addition to the minimum rental hereon reserved, the cost of such fire and extended coverage policy maintained by Lessor. Lessor shall submit to Lessee a copy of the insurance premium invoice, as well as a bill prepared by Lessor as to Lessee's amount of payment due, and Lessee shall at all times be responsible for and pay before delinquency such amounts. The amount due hereunder on account of such insurance premiums shall be apportioned for that part of the first and last fiscal years covered by the term hereof. Lessee shall reimburse Lessor for Lessee's proportionate share of any prepaid insurance premiums for the first fiscal year covered by the term hereof upon occupancy of the demised premises by Lessee. Lessor shall reimburse Lessee for Lessor's proportionate share of any prepaid insurance premiums for the last fiscal year covered by the term hereof upon expiration of the term of the Lease.

     Lessee shall maintain at Lessee's sole cost and expense (a) a commercial general liability policy with respect to the operations of

Lessee in the demised premises and (b) such additional fire and extended coverage insurance with respect to Lessee's property as Lessee shall deem necessary. The liability policy maintained by Lessee shall contain limits of not less than $1,000,000.00 per occurrence. The policy shall name Lessee as the insured party, name Lessor and any persons, firms or corporations designated by Lessor as additional insured parties, and shall contain a clause that the insurer will not cancel or change the insurance without first giving Lessor thirty (30) days prior written notice, sent by U.S. Certified Mail, Return Receipt Requested. The insurance carrier and the form and substance of the liability policy shall be to the satisfaction of Lessor and a Certificate of Insurance shall be delivered to Lessor. The insurance carrier shall be a responsible insurance carrier authorized to do business in the State of Pennsylvania. It shall have a policy holders rating of no less than "A" in the most current edition of Best's Insurance Report.

44. In compliance with Paragraph 15(c) of the Lease, and any other applicable provisions contained herein, it is understood and agreed that Lessee will not install any signs without having first received written permission from Lessor, and will be solely responsible for any cost and effort as may be required for the installation of signs on the building or within the demised premises. Lessor agrees that it will not unreasonably withhold its consent to Lessee's request to install such signs and that such consent shall be deemed given if Lessee's proposed signage plan is in conformity with the requirements of Whitemarsh Township Zoning Ordinance and other applicable laws and regulations. Lessee's responsibility includes the purchase, installation, maintenance, upkeep, and removal if requested by Lessor (and repair after removal of any damage caused by signs), of any such sign(s). Further, Lessee is responsible to obtain any pay for any governmental licenses and/or permits, as may be required for any such sign(s). All signs of Lessee shall be maintained by Lessee, and kept in proper order including lighting, repairs and/or repainting. Lessor makes no representation as to whether or not signage, or the type or size of signage is permitted by governmental authorities at the demised premises or the building.

45. Except as otherwise expressly provided herein, Lessee, at Lessee's expense, shall comply with all laws, rules, orders, ordinances, directions, regulations, and requirements of federal, state, county and municipal authorities, now in force or which may hereafter be in force, which shall impose any duty upon Lessor or Lessee with respect to the use, occupation or alteration of the demised premises. This shall include, but will not be limited to, obtaining whatever permits and/or licenses which may be required by Lessee to operate from this location, any permits and/or licenses which may be required for the location, any permits and/or license which may be required for the installation of signs, and compliance with the Americans with Disabilities Act relating to Lessee's use and occupancy of the demised premises. Notwithstanding the foregoing or any contrary provision of Paragraph 14(c) of the Lease, Lessor and not Lessee, at Lessor's sole cost and expense shall be responsible for the cost of complying with the requirements of all applicable governmental laws and regulations in effect on the date of commencement of the Lease applicable to the demised premises generally and not occasioned by any particular use or occupation of the demised premises by Lessee. Lessor also shall be responsible, at Lessor's sole cost and expense, for all capital expenditures required to retrofit any portion or all of the demised premises to comply with a change in existing governmental laws and regulations or interpretation of existing laws and regulations or required by future governmental laws and regulations during the term of the Lease, provided that Lessee shall pay to Lessor as additional rent hereunder in the year the cost is incurred and in subsequent years during the term hereof the amortized portion (on a straight line basis over the anticipated useful life of the improvement using the Lease Interest Rate) of the cost of capital expenditures incurred by Lessor as required by future governmental laws and regulations.

46. Lessee will indemnify Lessor and save it harmless from and against any and all claims, actions, damages, liability, and expense in connection with loss of life, personal injury, and/or damage to the property arising from or out of any occurrence in, upon, or at the demised premises or the occupancy or use by Lessee of the demised premises or any part thereof, or occasioned wholly or in part by any act or omission of Lessee, its agents, contractors, employees, servants, or concessionaires. In case Lessor shall, without fault on its part, be made a party to any litigation commenced by or against Lessee, Lessee shall protect and hold Lessor harmless and shall pay all costs, expenses, and reasonable attorney's fees incurred or paid by Lessor in connection with such litigations. Lessee shall also pay all costs, expenses, and reasonable attorney's fees that may be incurred or paid by Lessor in enforcing the covenants and agreements in the Lease.

47. Lessor's responsibility under the Lease shall be limited to its interest in the building, and no members of Lessor's partnership shall be personally liable hereunder. Lessee agrees to look solely to Lessor's interest in the demised premises and in the building for the collection of any judgment, and in entering any such judgment, the person entering same shall request the prothonotary to mark the judgment index accordingly. If the demised premises or the building is transferred or conveyed, Lessor shall be relieved of all covenants and obligations under the Lease thereafter, provided that notice of said transfer or conveyance is given to Lessee by Lessor.

48. Except as previously disclosed by Lessor to Lessee with respect to certain underground fuel and waste storage tanks that have been removed by Lessor, Lessor represents and warrants to Lessee that to the best of Lessor's knowledge that no hazardous waste or hazardous substances, or other substances contrary to the Department Of Environmental Resources (DER), the Environmental Protection Agency (EPA), or any other federal, state, or local authority having jurisdiction, have been previously buried or dumped on the demised premises. Lessor shall be responsible for remediating, and shall indemnify and hold Lessee harmless from and against any environmental condition existing at or on the demised premises at the commencement of the term of the Lease. At Lessee's election, Lessee may prior to the commencement of the term of the Lease, at Lessee's sole cost and expense, obtain an environmental report of the condition of the demised premises. If so obtained by Lessee, Lessee shall deliver to Lessor a copy of the environmental report.

     Prior to the commencement of the term of the Lease, Lessee shall supply Lessor with the MSDS (Material Safety Data Sheet) for all chemicals and materials to be used in the research, development manufacturing or processing of Lessee's product. From time to time during the term hereof, Lessee shall deliver to Lessor the MSDS for any new or additional chemicals and materials used by Lessee in the demised premises.

     At or prior to the expiration of the term of the Lease, Lessor may, at Lessor's election and expense, obtain an environmental report to determine whether or not there has been any contamination of the demised premises by Lessee during the term of the Lease. In the event that it is determined that during the term of the Lease any hazardous materials have been introduced to the property by Lessee, its agents, servants, workmen, employees, invitees, and/or third party independent contractors or levels have increased on the property, then Lessee agrees to clean up or remove said items at Lessee's sole cost. In the event that clean-up or removal cannot be accomplished by the end of the term of the Lease, then the term shall be automatically extended for such period as it takes to remove or clean up the items found. During this extended term, all terms and conditions of the Lease shall remain in full force and effect with the exception that the rental shall be increased by the sum of ten (10) percent over the rental in effect immediately prior to the end of the original term of the Lease. After removal or clean-up of the items in question, the final report shall be prepared demonstrating that the demised premises are in the same condition as existed prior to Lessee's. use of the demised premises.

     During the term of the Lease, Lessee shall comply with all present and future federal, state and local laws, codes, ordinances, regulations and permits and licenses conditions governing the discharge, emission or disposal of any pollutant in, to or from the premises, other premises or the environment and prescribing methods for storing, handling or otherwise managing hazardous substances and wastes including, but not limited to the then-current versions of following statutes, their state analogs, and the regulations implementing them:
The Resource Conservation and Recovery Act (42 U.S.C. 1251 et seq.); the Clean Air Act (42 U.S.C. et seq.); and the Toxic Substances Control Act (15 U.S.C. 2601 et seq.). Lessee shall obtain all permits, licenses and approvals required under federal, state and local laws, codes, ordinances and regulations. Lessee shall give prompt written notice to Lessor of any violation of any such law, code, ordinance, or regulation by Lessee, its subtenants, licensees or concessionaires, whether or not a citation or other notice of violation has been issued by a governmental authority, and shall take all steps necessary to remedy such violation.

     Lessee, upon expiration or termination of the Lease, shall render to Lessor the Premises in clean condition and free from the presence and contamination of any hazardous substances or wastes, excepting any contamination as may have existed at the commencement of the term of the Lease.

     To the extent permissible by law, Lessee shall accept full responsibility for and protect, defend, indemnify an[d] save harmless Lessor, its officers, agents and employees from and against any and all claims, actions, suits, losses, damages, liability and expenses of any character including, but not limited to, costs of investigation, remediation, consequential damages, including loss of rent with respect to the demised premises, fines or penalties, and legal fees in connection with (but not limited to): loss of life, personal or bodily injury, disease, sickness, mental distress and/or damage to any property (including the loss of use resulting therefrom) or to the environment arising or resulting during or subsequent to the lease term from or out of any conduct, activity, act, omission or operation by Lessee involving the use, handling, generation, treatment, storage, disposal, other management or release of any hazardous substance or waste at or from the demised premises.

49. During the term of the Lease, and any extensions or renewals thereof, Lessor shall, at Lessor's sole cost and expense, make any and all necessary capital repairs and replacements to the interior and exterior structural elements of the demised premises, the surface of the roof and the HVAC System, electrical transformer and the water and sewer laterals servicing the demised premises. Lessor's obligation to make such repairs or replacements if necessary shall not extend to any damage caused by Lessee, it's agents, employees, and/or invitees or caused by Lessee's failure to provide routine servicing of the equipment or systems as required by the manufacturers or service companies thereof or suggested considering the intended and actual use of the premises or caused by any excessive or abusive use of the equipment or systems. In this event, any such intended repairs or replacements, if necessary, shall be borne exclusively by Lessee. To the extent that alterations or improvements to the demised premises desired by Lessee require penetration of the use of the roof surface or the structural elements of the demised premises, all such work shall be coordinated and performed, at Lessee's cost and expense, by Lessor or by a contractor selected or approved by Lessor.

50. Prior to the commencement of the term of the Lease, Lessor shall provide at Lessor's cost and expense all labor, materials and expertise necessary for the renovation and improvement of the interior and exterior of the demised premises as described on Exhibit "A" attached hereto and made a part hereof and Lessor shall construct those interior walls indicated in red on Exhibit "B" attached hereto and made a part hereof. All such work shall be done by Lessor in a timely, good and workman like manner. In connection therewith, Lessor shall obtain at Lessor's cost and expense all necessary governmental permits and approvals required to perform such work. Lessee shall at Lessee's cost and expense perform whatever additional renovation and improvement of the demised premises as may be necessary for Lessee's occupancy and use of the demised premises.

Lessee shall coordinate with Lessor the construction of Lessee's renovation and improvement work and the installation of Lessee's furniture, fixtures and equipment in the demised premises. Lessee shall be solely responsible for transportation, safekeeping and storage of materials and equipment used in the performance of the work by Lessee's separate contractors and for any damage caused by Lessee's separate contractors to the work performed by Lessor.

Lessor shall have the right of approval of all plans and materials before construction, and before any work shall commence, which approval shall not be unreasonabl[y] withheld. Lessor's approval of any plans, specifications and/or working drawings for Lessee's alterations or improvements shall create no responsibility or liability on the part of Lessor for their completeness, design sufficiency, or compliance with all laws, rules and regulations now in force, or which may hereafter be in force of governmental agencies or authorities. Lessee shall also submit completed As-Built plans to Lessor upon completion of any remodeling.

     It is agreed and understood that Lessee shall be solely responsible for all costs incurred in connection with the alterations and improvements to the demised premises performed by Lessee, including, but not limited to, plans, engineering work, construction, remodeling, architectural fees, building permits, sewer permits, licenses, use and occupancy permits, and all incidentals thereto, which may be required by the Whitemarsh Township, or any governmental authority.

51. Inasmuch as the demised premises contains a wet sprinkler system and to the extent that the demised premises is sprinkled, Lessee agrees to provide any periodic maintenance of said sprinkler system as required from time to time. Further, any damages resulting from the activation of the sprinkler system within the demised premises or any failure of the sprinkler system to adequately function shall be at the absolute risk of Lessee, with no obligation to Lessor resulting thereof. Lessee shall pay for all maintenance, including any fire service charge, water company charge, and any monitoring for the sprinkler system. Also, Lessee shall maintain heat in the demised premises so as to prevent the sprinkler system from freezing.

     It is further [a]greed and understood that said sprinkler system is designed for a Class 2 type of building use, and should Lessee desire or should Lessee need other than the Class 2 system, then (a) Lessee must receive permission from Lessor and (b) said sprinkler system will be changed and maintained at Lessee's sole cost and expense to satisfy Lessor and all governmental and local Fire Marshall regulations concerning same.

52. Lessee shall be solely responsible for, agrees to contract with, and promptly pay all charges for heat, water, gas, sewer, electricity, trash, telephone, or any other utility or other service rendered, used or consumed in the demised premises, and service inspections made thereof, whether called charge, tax, assessment, fee or otherwise.

Lessee shall also pay any "fire company charge" imposed with respect to the premises.

     Should Lessor elect to supply the water, gas, heat, electricity, trash, sewer or any other utility used or consumed in the demised premises, Lessee agrees to purchase and pay for the same as additional rent at rates which will not exceed those rates filed by the proper regulatory authorities. In no event shall Lessor be liable for an interruption or failure in the supply of any such utilities to the demised premises. Should Lessee fail to make these payments when due, Lessor shall have the right to settle therefore such sums to be considered additional rent and collectible from Lessee as such by distress or other process, and to have all the priorities given by law to claims for rent.

     Lessee further covenants and agrees throughout the term of the Lease, any extensions or renewals thereof, that, except as otherwise provided in the Lease as to repairs and replacements that are the responsibility of Lessor, Lessee will be responsible to maintain the demised premises in good repair, order and condition, at its sole cost and expense, including all floors, interior walls, ceilings, doors of all types, locks, closures, and hinges, all lighting (including the replacement of light bulbs) and all glass including windows, making all routine repairs and/or replacements thereto as may be required or necessary, with materials of like quality.

     In addition, Lessee herein shall be responsible to have the heating system serviced a minimum of once a year and the air conditioning system/units serviced at least four (4) times per year or at such more frequent intervals as may be required or suggested considering the intended and actual use of the premises by the manufacturers or service companies thereof or suggested considering the intended and actual use of the premises. Said servicing shall be at the sole cost and expenses of Lessee, shall be performed by a reputable heating and/or air conditioning contractor, and copies of said contract shall be submitted to Lessor by Lessee annually. Should Lessee fail to service said systems, then this work may be done by Lessor, and immediate payment as well as a service charge of ten (10%) percent shall be due from Lessee for such work and/or repairs.

     Further, Lessee shall be responsible for the cleanliness of the demised premises and shall be responsible, at Lessee's sole cost and expense, for the separation, recycling, and removal of Lessee's waste materials to conform with any and all governmental rules and regulations thereto. Lessor shall have the right to designate the location of all dumpsters, and Lessee agrees to comply with all Board of Health rules and regulations.

     Lessee covenants throughout the term hereof at its sole cost and expense to keep the entire demised premises clean and free from snow, ice, dirt, weeds, graffiti, rubbish and maintain the landscaping and parking lots.

53. Lessee shall have exclusive use of all driveways and parking areas as may exist or as may be installed by Lessor during the term of the Lease. Lessee shall be responsible to maintain the parking lot after Lessor has repaired and sealed said parking lot as described on Exhibit "A" attached hereto and Lessee agrees to be responsible and maintain the common areas during the term of the Lease, extensions, renewals or additions. The responsibility includes repairs or replacements as a result of normal wear and tear.

54. Outside storage of any kind is not permitted on any portion of the property, except as permitted by applicable Whitemarsh Township laws and regulations.

55. Any improvements which Lessee may require within the demised premises other than stated in the Lease may not be accomplished without the advanced written permission of Lessor, which permission shall not be unreasonably withheld. Lessor's approval/permission of any improvements, alterations, plans and/or working drawing shall create no responsibility or liability on the part of Lessor for the completeness, design sufficiency, or compliance with laws, rules or regulations now in force, or which may hereafter be in force of governmental agencies or authorities. This includes any installation of any electronic devised (security systems, fire or intercommunications systems) as well as any decorative furnishings.

     Should Lessee install a security system of any type in Lessee's demised premises, then said security system shall remain a part of the real estate and be turned over to Lessor at the termination of the Lease, including any keys and/or combinations, without any cost to Lessor, for his use or for use by subsequent tenants. Should Lessee remove said security system or be given permission to remove said security system by Lessor, then it shall be Lessee's obligation at their sole cost and expense to replace any and all moldings on windows, doors and walls which have been penetrated by the installation of the security system to their original condition.

     At the termination of the Lease, any such improvements or additions installed at the sole cost and expense of Lessee (but not including any of the alterations and improvements set forth on Exhibit "A" attached hereto) may, at the option of Lessor, be removed from the demised premises leaving said demised premises in its original condition, less normal wear and tear and damage by fire or other insured casualty, or said improvements and/or addition[al] may be left within the demised premises for the beneficial use of the following occupant, at no cost or expense to Lessor or to the following occupant.

56. Either party shall, at any time and from time to time, within twenty (20) days following the written request from the other, execute, acknowledge, and deliver to the requesting party a written statement certifying that the Lease is in full force and effect and unmodified (or, if modified, stating that nature of such modification), certifying the date to which the rent reserved hereunder has been paid, and certifying that there are not, to the certifying party's knowledge, any uncured defaults or unpaid charges on the part of the other party, or specifying such defaults or unpaid charges if any are claimed, and certifying such other information as the requesting party shall reasonably request. Any such statement may be relied upon by any lending institution or by any prospective purchaser or mortgagee on all or any part of the building or land on which the building is situated. The failure to deliver such statement within said twenty (20) day period shall be conclusive that the Lease is in full force and effect and unmodified, and that there are no uncured defaults in requesting party's performance hereunder.

57. Lessor and Lessee anticipate that construction of the alterations and improvements described on Exhibit "A" attached hereto will be completed on or before November 1, 1994. If Lessor shall be unable to give possession of the demised premises on the date of the commencement of the term hereof by reason of the fact that the building has not been sufficiently completed (subject to normal punch list items) to make the demised premises ready for occupancy, or for any other reason, Lessor shall not be subject to any liability for the failure to give possession on said date; provided that if the demised premises are not ready for Lessee's occupancy (subject to normal punch list items) by November 30, 1994 (for reasons other than the fault or neglect of Lessee), Lessee may by written notice to Lessor terminate the Lease. Under such circumstances the rent reserved and covenanted to be paid herein shall not commence until the possession of demised premises is given or the premises are available for occupancy by Lessee, and no such failure to give possession on the date of commencement of the term shall in any other respect affect the validity of the Lease or the obligation of Lessee hereunder, nor shall same be construed in any way to extend the term of this Lease, which, subject to Lessee's rights of early termination and renewal as expressed in Paragraphs 35 and 36 of this Rider, shall expire on October 31, 1999. In the event that Lessor completes its renovation of the demised premises and Lessee takes possession and uses the demised premises prior to November 1, 1994, Lessee's obligation to pay rent and the other charges and payments reserved herein shall commence on the date on which Lessee takes possession of and commences using the demised premises. Notwithstanding the foregoing, Lessee shall be permitted to occupy the demised premises prior to November 1, 1994, for the purpose of performing Lessee's alterations and improvements to the demised premises in the manner set forth in Paragraph 50 of this Rider, without obligation to pay rent or other charges to Lessor other than a fair apportionment of charges for electricity, water and other utilities used by Lessee in connection with such alterations and improvements.

58. Notwithstanding any other provisions in the Lease contained, any notices required to be given to either party under the terms of the Lease shall be in writing and shall be sent by Registered or Certified Mail, Return Receipt Requested, or by a nationally recognized overnight courier services as follows:

to Lessor:             Mr. Charles F. Murphy
                       929 Valley Road
                       Blue Bell, PA 19422
with a copy sent to:   Eugene A. Mastrangelo
                       Tornetta Realty Corp.
                       839 East Germantown Pike
                       Norristown, PA 19401

or such other address as Owner shall designate in writing, to Lessee prior to commencement date:

                       Mr. James A. Elsner
                       3701 Welsh Road
                       Willow Grove, PA
                       19090

to Lessee following the commencement date:

                       Mr. James A. Elsner
                       Hope Technologies, Inc.
                       5115 Campus Drive
                       Plymouth Meeting, PA 19462

59. Lessee shall have the right of first refusal on the sale of the demised premises. Should Lessor during said period receive an acceptable offer to sell the demised premises, then Lessor shall submit a copy of said offer in writing to Lessee, who shall have a period of twenty (20) days to meet the same conditions and terms of said offer, and notify Lessor that Lessee wishes to exercise said right of first refusal by signing a similar Agreement under the same terms and conditions as set forth in Lessor's offer to sell. If Lessee does not sign said Agreement within said twenty (20) day period, then Lessor may sell said premises. In addition, Lessee shall have the right and option to purchase the demised premises upon six (6) months prior written notice to Lessor at any time following the expiration of the fourth year of the term of the Lease or at any time during the renewal term, if any upon terms and conditions agreeable to both parties which is expressed in an agreement of sale executed by the parties within 60 days of Lessee's notice to exercise the option. Both parties shall negotiate in good faith in this respect. If written agreement is not executed within said period, this option shall terminate with no further liability to either party.

60. It is agreed and understood that Lessee may, at Lessee's election, install a security system in the demised premises at Lessee's sole cost and expense.

61. Lessor/Lessee hereby certifies that Lessor/Lessee is not a non-resident alien, or foreign corporation, a foreign partnership, a foreign trust, or a foreign estate (as these terms are defined in the Internal Revenue Code and Income Tax Regulations); that Lessor's/Lessee's home or office address are as shown in Part I of the Lease Agreement. Lessor/Lessee acknowledges that this certification may be disclosed to the Internal Revenue Service pursuant to federal law.

62. Lessor and Lessee acknowledge that during the term of the Lease, Lessee may require an expansion of the demised premises to accommodate a growth of Lessee's future business operations. In such event, Lessee may request that Lessor construct an addition to the demised premises to the extent permitted by applicable zoning and other laws and regulations and assuming that Lessor can obtain acceptable financing for the cost of such addition. Lessor and Lessee shall meet and discuss in good faith the feasibility of Lessor's constructing the addition to the demised premises and the rent and other charges to be paid by Lessee in connection therewith.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement this July 22, 1994.

Witness:                                 Hope Technologies, Inc.


/s/ Susan M. Gustafson                       By:  /s/ James A. Elsner
------------------------                         -------------------------------
                                             Name: James A. Elsner
                                             Title: President & CEO


Witness:                                 PMP Whitemarsh Associates


                                             By: /s/ Charles F. Murphy
------------------------                         -------------------------------
                                             Name: Charles F. Murphy
                                             Title: General Partner